UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2019

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)

(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act☒

Item 8.01 Other Events.

On May 22, 2019, Liberated Syndication Inc. (the “Company”) hosted a conference call regarding its financial results for the first quarter of 2019. During the call, management discussed such results and addressed questions submitted by shareholders, including one regarding filings made by a stockholder regarding a solicitation to request a special meeting of stockholders. The Company is clarifying those remarks made during the call:

The Board of Directors and management of the Company value shareholder input and frequently speak with many shareholders, which has included the stockholder who has made such filings regarding a special meeting, to solicit feedback and hear their views on the Company. When structuring the Company’s milestone-based equity grants in 2017, the Board of Directors incorporated shareholder input it had received previously. However, at that time, the stockholder requesting the special meeting had not yet provided input on the equity grants. In addition, the remarks that the Company would be “responding more completely in the near term” and requesting stockholders to decline participation in such consent solicitation should not be construed as an indication that the Company is soliciting any revocation of consents currently sought by such stockholder at this time, as the Company determined following the conference call to provide its views and recommendations regarding these matters at such time as required by the circumstances. The Company continues to believe that its strategic plan is delivering results and that its Board of Directors and management team are properly incentivized to drive growth and create value for shareholders. The Company intends to monitor the activities of such stockholder and, should a special meeting be requested, respond appropriately and pursuant to a full solicitation process by and on behalf of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.
Dated: May 31, 2019
By: /s/ John Busshaus Name: John Busshaus Title: Chief Financial Officer

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